                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 13, 2007
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                             NESS TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-50954                 98-0346908
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      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

Ness Tower, Atidim High-Tech Industrial Park, Building 4,     61580 Israel
                   Tel Aviv
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       (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code: 972 (3) 766-6800
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      On Wednesday,  June 13, 2007, at the Annual Meeting of  Stockholders  (the
"2007  Annual  Meeting"),  the  stockholders  of Ness  Technologies,  Inc.  (the
"Company"),  approved the Ness  Technologies,  Inc.  2007 Stock Option Plan (the
"2007  Plan")  pursuant  to  which  the  Company  may  grant  to its  directors, consultants,  advisors and employees options to purchase shares of the Company's common stock,  $0.01 par value per share, as an incentive to retain such persons in the  Company's  employ.  The 2007  Plan  became  effective  upon  stockholder approval. A summary of the terms and conditions of the 2007 Plan is set forth in
"Proposal  No. 3:  Approval of 2007 Stock  Option Plan" in the  Company's  Proxy
Statement  for the 2007 Annual  Meeting filed with the  Securities  and Exchange
Commission  on April 30,  2007.  Such  description,  which is  qualified  in its entirety by reference  to the 2007 Plan,  which is filed as Exhibit 99.1 to this report, is incorporated herein by reference in response to this Item 5.02.

The   following   table  sets  forth  the  number  of  options  the  Company  is contractually  obligated  to grant under the 2007 Plan to each of the  Company's
named  executive   officers,   all  executive   officers  as  a  group  and  all
non-executive  officers and non-executive  officer employees as a group. The per share exercise price of these options is $13.00.

                   NAME AND POSITION             NUMBER OF OPTIONS

         Sachi Gerlitz                                 250,000
         President & Chief Executive Officer

         Ofer Segev                                    100,000
         Executive Vice President & Chief
         Financial Officer

         Executive Officer Group                       350,000

         Non-Executive Officer and Employee Group           --

         Total                                         350,000

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      EXHIBIT NO.    DESCRIPTION

      99.1           Ness Technologies, Inc. 2007 Stock Option Plan.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      NESS TECHNOLOGIES, INC.

Dated: June 18, 2007
                                      By: /s/ Ilan Rotem
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                                          Name: Ilan Rotem
                                          Title: Secretary and General Counsel